                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints John B. Adams and Philip J. Teigen, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an Officer, Director, or both, of Big O Tires, Inc., a Nevada corporation ("Company"), to sign the Form 10-K Report of the Company for the year-ended December 31, 1993, and any and all amendments thereto and to file the same with the United States Securities and Exchange Commission, granting on said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite necessary to be done in and about the premises, as fully to all agents and purposes as he might or could do in person, hereby qualifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his substitute or substitutes, may fully do or cause to be done by virtue hereof.

Signature                              Title                Date
---------                              -----                ----

/s/ John B. Adams             Executive Vice President,      03/22/95
-----------------             Chief Financial Officer       ----------
John B. Adams                 and Director


                              Director
-------------------                                         ----------
Ronald D. Asher


/s/ Frank L. Carney           Director                       03/23/95
-----------------------                                     ----------
Frank L. Carney


/s/ Steven P. Cloward         Director                       03/22/95
-----------------------                                     ----------
Steven P. Cloward


/s/ Everett H. Johnston       Director                       03/23/95
-----------------------                                     ----------
Everett H. Johnston


/s/ Horst K. Mehlfeldt        Vice-Chairman and Director     03/22/95
-----------------------                                     ----------
Horst K. Mehlfeldt


/s/ John E. Siipola           Director                       03/22/95
-----------------------                                     ----------
John E. Siipola


/s/ Ralph J. Weiger           Director                       03/23/95
-----------------------                                     ----------
Ralph J. Weiger


/s/ C. Thomas Wernholm        Director                       03/23/95
-----------------------                                     ----------
C. Thomas Wernholm

                                                                      APPENDIX 1

The undersigned Directors of Big O Tires, Inc., a Nevada corporation, hereby waive notice of the Special Meeting by way of consent and without an actual meeting on March 7, 1995 and consent to all actions taken at said meeting as reflected in the above minutes.

DIRECTOR                                              DATE
---------                                             ----


-----------------                                           ----------
John B. Adams


/s/ Ronald D. Asher                                          3-21-95
-------------------                                         ----------
Ronald D. Asher



-----------------------                                     ----------
Frank L. Carney



-----------------------                                     ----------
Steven P. Cloward



-----------------------                                     ----------
Everett H. Johnston



-----------------------                                     ----------
Horst K. Mehlfeldt



-----------------------                                     ----------
John E. Siipola



-----------------------                                     ----------
Ralph J. Weiger



-----------------------                                     ----------
C. Thomas Wernholm


                                       2